SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                 21-Aug-00

DLJ MORTGAGE ACCEPTANCE CORP.,
Series 2000-1
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware                   333-75921
(State or Other            (Commission
Jurisdiction               File Number)
of Incorporation)

13-3460894                 277 Park Avenue, 9th Floor
(I.R.S. Employer           New York, New York
Identification No.)        (Address of Principal
                           Executive Offices)

10172
(Zip Code)


Registrant's telephone number: (212) 839-3000


Item 5.    Other Events.

On behalf of DLJ Mortgage Acceptance Corp,
Series 2000-1, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated February 1, 2000 by Bank One of Chicago, as trustee for the Trust, the Trustee has caused to be filed with
the Commission, the Monthly Report
dated                            21-Aug-00
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due February 1, 2030.

A. Monthly Report Information:
See Exhibit No. 1

B. Have any deficiencies occurred?   NO.
           Date:
           Amount:

C. Item 1: Legal Proceedings: NONE

D. Item 2: Changes in Securities: NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F. Item 5: Other Information - Form 10-Q, Part II -
Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

DLJ Mortgage Acceptance Corp., Series 2000-1
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

                 Beg
Class            Bal
I-A-1       271,365,112.58
II-A-1       74,628,805.45
III-A-1     115,571,260.67
IV-A-1       46,733,695.19
V-A-1        76,762,636.94
I-X           3,507,534.83
II-X          1,471,264.78
III-X        12,773,419.31
IV-X            642,576.98
V-X           2,663,183.99
III-P           226,495.15
V-P             363,403.73
D-B-1        37,154,087.93
D-B-2        10,470,698.63
D-B-3         6,417,525.96
D-B-4         4,053,172.67
D-B-5         2,364,350.30
D-B-6         3,715,412.70
A-R                   0.00
TOTAL:      675,532,404.48

Class            Prin
I-A-1         2,188,822.67
II-A-1          769,997.92
III-A-1       2,280,495.89
IV-A-1          328,622.59
V-A-1           745,720.63
I-X                   0.00
II-X                  0.00
III-X                 0.00
IV-X                  0.00
V-X                   0.00
III-P               268.85
V-P                 279.94
D-B-1            37,482.10
D-B-2            10,563.14
D-B-3             6,474.18
D-B-4             4,088.96
D-B-5             2,385.22
D-B-6             3,748.20
A-R                   0.00
TOTAL:        6,378,950.29


Class            Int
I-A-1         1,811,693.46
II-A-1          459,148.80
III-A-1         770,475.07
IV-A-1          321,708.55
V-A-1           527,743.13
I-X              23,383.57
II-X              9,042.15
III-X            85,156.13
IV-X              4,417.72
V-X              18,309.39
III-P                 0.00
V-P                   0.00
D-B-1           247,300.24
D-B-2            69,693.71
D-B-3            42,715.51
D-B-4            26,978.20
D-B-5            15,737.28
D-B-6            24,730.05
A-R                   0.00
TOTAL:        4,458,232.96

                 Prin
Class            Loss
I-A-1                 0.00
II-A-1                0.00
III-A-1               0.00
IV-A-1                0.00
V-A-1                 0.00
I-X                   0.00
II-X                  0.00
III-X                 0.00
IV-X                  0.00
V-X                   0.00
III-P                 0.00
V-P                   0.00
D-B-1                 0.00
D-B-2                 0.00
D-B-3                 0.00
D-B-4                 0.00
D-B-5                 0.00
D-B-6                 0.00
A-R                   0.00
TOTAL:                0.00

                 Rem
Class            Bal
I-A-1       269,176,289.91
II-A-1       73,858,807.53
III-A-1     113,290,764.78
IV-A-1       46,405,072.60
V-A-1        76,016,916.31
I-X           3,481,747.89
II-X          1,462,939.74
III-X        12,520,805.79
IV-X            638,472.32
V-X           2,605,561.23
III-P           226,226.30
V-P             363,123.79
D-B-1        37,116,605.83
D-B-2        10,460,135.49
D-B-3         6,411,051.78
D-B-4         4,049,083.71
D-B-5         2,361,965.08
D-B-6         3,711,664.50
A-R                   0.00
TOTAL:      665,524,074.36

               Distrib
Class            Date
I-A-1         21-Aug-00
II-A-1        21-Aug-00
III-A-1       21-Aug-00
IV-A-1        25-Aug-00
V-A-1         25-Aug-00
I-X           21-Aug-00
II-X          21-Aug-00
III-X         21-Aug-00
IV-X          25-Aug-00
V-X           25-Aug-00
III-P         21-Aug-00
V-P           25-Aug-00
D-B-1         25-Aug-00
D-B-2         25-Aug-00
D-B-3         25-Aug-00
D-B-4         25-Aug-00
D-B-5         25-Aug-00
D-B-6         25-Aug-00

                 Beg
               Cur Prin
Class            Amt
I-A-1             974.99809
II-A-1            968.40413
III-A-1           980.17480
IV-A-1            931.82353
V-A-1             843.92742
I-X               978.71865
II-X              971.05110
III-X             980.42374
IV-X              939.43590
V-X               807.91171
III-P             968.50744
V-P               978.81254
D-B-1             995.19871
D-B-2             995.19871
D-B-3             995.19871
D-B-4             995.19871
D-B-5             995.19871
D-B-6             995.19884
A-R                 0.00000

                 Prin
Class          Distrib
I-A-1               7.86430
II-A-1              9.99171
III-A-1            19.34118
IV-A-1              6.55241
V-A-1               8.19844
I-X                 0.00000
II-X                0.00000
III-X               0.00000
IV-X                0.00000
V-X                 0.00000
III-P               1.14962
V-P                 0.75401
D-B-1               1.00398
D-B-2               1.00398
D-B-3               1.00398
D-B-4               1.00399
D-B-5               1.00398
D-B-6               1.00398
A-R                 0.00000

Class            Int
I-A-1               6.50930
II-A-1              5.95804
III-A-1             6.53450
IV-A-1              6.41455
V-A-1               5.80200
I-X                 6.52479
II-X                5.96792
III-X               6.53616
IV-X                6.45863
V-X                 5.55439
III-P                    NA
V-P                      NA
D-B-1               6.62411
D-B-2               6.62411
D-B-3               6.62411
D-B-4               6.62411
D-B-5               6.62411
D-B-6               6.62411
A-R                 0.00000

                 Rem
Class            Bal
I-A-1             967.13379
II-A-1            958.41242
III-A-1           960.83362
IV-A-1            925.27112
V-A-1             835.72897
I-X               971.52324
II-X              965.55649
III-X             961.03439
IV-X              933.43496
V-X               790.43109
III-P             967.35782
V-P               978.05853
D-B-1             994.19473
D-B-2             994.19473
D-B-3             994.19473
D-B-4             994.19473
D-B-5             994.19473
D-B-6             994.19486
A-R                 0.00000


           SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           DLJ MORTGAGE ACCEPTANCE CORP.

           By: /s/ Mary Fonti
           Name: Mary Fonti
           Title: Trust Officer
           Bank One

Dated:            31-Aug-00